STATEMENT OF COMPREHENSIVE INCOME (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
STATEMENTS OF COMPREHENSIVE INCOME (LOSS)
Net Earnings (Loss)	$ 38	$ 77	$ (19)
Other comprehensive income (loss) net of income taxes:
Change in unrealized gains (losses), net of reclassification adjustment	27	10	56
Total other comprehensive income (loss), net of income taxes	27	10	56
Comprehensive Income (Loss)	$ 65	$ 87	$ 37